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                                                                   Exhibit 10.48

         Assignment and Assumption Agreement, dated as of May 5, 2003 by and among, among Titan PCB East, Inc., a Delaware corporation (the "Company"), Titan EMS, Inc., a Delaware corporation ("Titan EMS") and Personal Resources Management, Inc. (the "Collateral Agent") as Collateral Agent on behalf of the investors named on Schedule A of the Note (as defined herein) (collectively, the "Investors").

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         WHEREAS,  the  Collateral  Agent is the agent for the Investors who are the holders of a Secured 24% Promissory Note in the aggregate principal amount of Six Hundred and Forty Thousand Dollars ($640,000.00) issued by the Company on February 27, 2003 (the "Note").

         WHEREAs, the Company wishes to assign its rights and obligations under the Note to Titan EMS in order to enter into additional financing arrangements with a third party lender ("Lender");

         WHEREAS, the Titan EMS has agreed to take on the obligations of the Company under the Note in consideration for $640,000, to be provided to Titan EMS by the Lender;

         WHEREAS, simultaneously with this Assumption and Assignment, Titan EMS has entered into an amendment to that certain security agreement dated February 27, 2003 by and among the Company and the Investors to provide security for the payment of the Note to the Investors (the "Security Agreement").

         NOW THEREFORE, the parties hereby agree as follows:

1. The Company does hereby convey, transfer and assign to Titan EMS (and its successors and assigns) all of its rights and obligations under the Titan Note and Titan EMS does hereby accept and assume all of the rights and obligations under the Titan Note and agrees to perform all of those obligations.

2. The Company does hereby convey, transfer and assign to Titan EMS (and its successors and assigns) all of its rights and obligations under the Security Agreement and Titan EMS does hereby accept and assume all of the rights and obligations under the Security Agreement and agrees to perform all of those obligations.

3.   This   Assignment  and   Assumption   may  not  be  modified,   changed  or
     supplemented, nor may any obligations hereunder be deemed waived, except by written instrument signed by the party to be charged.

4. The covenants and agreements set forth herein shall be binding upon, and shall inure to the benefit of, respective successors and assigns of the Investors, the Company and Titan.



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         IN WITNESS WHEREOF,  the parties have executed this Agreement as of the date first above written. TITAN PCB EAST, INC.


                                          By: /s/ David M. Marks
                                              --------------------------------
                                              Name: David M. Marks
                                              Title: Chairman


                                          TITAN EMS, INC.


                                          By: /s/ David M. Marks
                                              ---------------------------------
                                              Name: David M. Marks
                                              Title: Chairman


  ACKNOWLEDGED AND AGREED BY

VENTURES-NATIONAL INCORPORATED


By: /s/ David M. Marks
    -------------------------------
Name: David M. Marks
Title: Chairman


  ACKNOWLEDGED AND AGREED BY


PERSONAL RESOURCES MANAGEMENT as AGENT FOR THE INVESTORS


By: /s/ Fred Kudish
-----------------------------------
Name: Fredric Kudish
Title: President